Exhibit 10.1


                        CONSENT OF INDEPENDENT AUDITORS


To the Stockholders and Directors of
Advantage America, Inc.

We hereby consent to the use in the Prospectus constituting a part of this Registration Statement of Form 10SB of our report dated August 16, 2001 relating to the financial statements of Advantage America, Inc., for the year ended June 30, 2001.

/s/ Sprayberry, Barnes, Marietta & Luttrell

Sprayberry, Barnes, Marietta & Luttrell
Bakersfield, California
October 19, 2001


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